Mergers, Acquisitions and Divestitures	3 Months Ended
Mar. 31, 2026
Business Combination, Asset Acquisition, Transaction between Entities under Common Control, and Joint Venture Formation [Abstract]
Mergers, Acquisitions and Divestitures
Note 5: Mergers, Acquisitions and Divestitures
Agreement and Plan of Merger with Essential Utilities, Inc.
On October 26, 2025, parent company entered into an Agreement and Plan of Merger (the “Essential Merger Agreement”) with Essential Utilities, Inc. (“Essential”) to combine the two companies in a stock-for-stock
transaction. The Essential Merger Agreement provides that, upon the completion of the proposed merger, Essential’s shareholders will receive 0.305 shares of parent company common stock in exchange for each share of Essential common stock eligible for exchange in the merger. Upon completion of the proposed merger, Essential will be a wholly owned subsidiary of parent company, and parent company will retain its existing name and remain headquartered in Camden, New Jersey. The Company will continue to maintain substantial operations in Pennsylvania, including Essential’s offices in Bryn Mawr, Pennsylvania, and Pittsburgh, Pennsylvania.
Completion of the proposed merger is subject to certain customary conditions, including, among others, the receipt of required approvals from all applicable public utility commissions (“PUCs”) on such terms and conditions that would not, individually or in the aggregate, result in a Burdensome Effect (as defined in the Essential Merger Agreement), and the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. There can be no guarantee that all of the closing conditions and approvals will be satisfied, and the failure to complete the proposed merger on a timely basis or at all may adversely affect the Company’s financial condition and results of operations. The Company currently estimates that the closing of the proposed merger will occur by the end of the first quarter of 2027. During the three months ended March 31, 2026, $5 million of merger-related costs were included in Operation and maintenance expense in the Consolidated Statements of Operations.
Acquisitions - Regulated Businesses
During the three months ended March 31, 2026, the Company closed on one regulated wastewater system acquisition for a purchase price of $20 million, which added approximately 4,600 wastewater customers. Assets acquired from the acquisition, principally utility plant, totaled $28 million and liabilities assumed totaled $8 million. The acquisition was accounted for as a business combination and the purchase price allocation will be finalized once the valuation of assets acquired has been completed, no later than one year after the acquisition date.
The pro forma impact of the Company’s business combinations, as well as the revenues and earnings generated during the period since the acquisition date, was not material to the Consolidated Statements of Operations for the periods ended March 31, 2026 and 2025.
Secured Seller Promissory Note from the Sale of Homeowner Services Group
On December 9, 2021, the Company sold all of the equity interests in subsidiaries that comprised the Homeowner Services Group (“HOS”) to a wholly owned subsidiary (the “Buyer”) of funds advised by Apax Partners LLP, a global private equity advisory firm, for total consideration of approximately $1.275 billion. The outstanding consideration as of December 31, 2025, was a secured seller note payable in cash and issued by the Buyer in the principal amount of $795 million, with an interest rate of 10.00% per year. On February 13, 2026, the Company received payment of all amounts payable under the secured seller promissory note in full satisfaction of the Buyer’s obligations thereunder. The Company recognized $9 million and $20 million of interest income during the three months ended March 31, 2026 and 2025, respectively, from this note.